The sole investment objective of Bull & Bear Special Equities Fund is capital appreciation. The Fund invests primarily in equity securities, often involving special situations and emerging growth companies. To increase the potential opportunities for achieving its objective, the Fund may borrow money from banks from time to time to purchase or carry securities. The activities of the Fund, a non-diversified management investment company, entail investment risks significantly greater than the usual practices of most mutual funds and may result in higher portfolio turnover, increased expenses and a greater amount of short term capital gains and losses. There is no assurance that the Fund will achieve its investment objective.

                     -------------------------------------------------------


NEWSPAPER LISTING. Shares of the Fund are sold at the net asset value per share which is shown daily in the mutual fund section of newspapers under the "Bull & Bear Group" heading.

                     -------------------------------------------------------


    This prospectus contains information you should know about the Fund before you invest. Please keep it for future reference. The Fund's Statement of Additional Information, dated May 1, 1998, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in this prospectus. It is available at no charge by calling 1-800-847-4200. The SEC maintains a Web site (http://www.sec.gov) that contains the Fund's Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC, as does the Fund. Fund shares are not bank deposits or obligations of, or guaranteed or endorsed by any bank or any affiliate of any bank, and are not Federally insured by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE TABLES. The tables and example below are designed to help you understand the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. A $5 monthly account fee is charged if your average monthly balance is less than $500, unless you are in the Bull & Bear Automatic Investment Program (see "How to Purchase Shares").


SHAREHOLDER TRANSACTION EXPENSES          ANNUAL FUND OPERATING EXPENSES
Sales Load Imposed on Purchases.....NONE (as a percentage of average net assets)
Sales Load Imposed on                       Management Fees........     0.87%
Reinvested Dividends.......         NONE
Deferred Sales Load.................NONE    12b-1 Fees.............     1.00%
Redemption Fee within                       Other Expenses .........    0.94%
30 days of purchase........         1.00%
                                                                        -----
Redemption Fee after                      Total Fund Operating
30 days of purchase.........        NONE  Expenses...................   2.81%
Exchange Fees....................   NONE


EXAMPLE                                    1 year   3 years   5 years   10 years
                                           ------   -------   -------   --------
You would pay the following                  $28      $87       $148      $314
expenses on a $1,000 investment,
assuming a 5% annual return and a
redemption at the end of each time period.

The example set forth above assumes reinvestment of all dividends and other distributions and assumes a 5% annual rate of return as required by the SEC. THE EXAMPLE IS AN ILLUSTRATION ONLY AND SHOULD NOT BE CONSIDERED AN INDICATION OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The percentages given for Annual Fund Operating Expenses are based on the Fund's operating expenses and average daily net assets during its fiscal year ended December 31, 1997. Long term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.'s ("NASD") rules regarding investment companies. "Other Expenses" includes amounts paid to the Fund's Custodian and Transfer Agent and reimbursable to the Investment Manager and the Distributor for certain administrative and shareholder services.

FINANCIAL HIGHLIGHTS are presented below for a share of capital stock outstanding throughout each period since the Fund's inception. The following information is supplemental to the Fund's financial statements and report thereon of Tait, Weller & Baker, independent accountants, appearing in the December 31, 1997 Annual Report to Shareholders and incorporated by reference in the Statement of Additional Information.


                                                       YEARS ENDED DECEMBER 31,


                                         1997    1996   1995    1994   1993    1992   1991    1990     1989     1988
                                         ----    ----   ----    ----   ----    ----   ----    ----     ----     ----
PER SHARE DATA*
Net asset value at beginning of period  $22.96  $25.42 $19.11  $23.13 $24.88  $19.38 $13.79   $21.68  $18.17   $15.75
                                        ------  ------ ------  ------ ------  ------ ------   ------  ------   ------
Income from investment operations:
  Net investment loss..............      (.38)   (.73)  (.81)   (.55)  (.76)   (.58)  (.36)    (.68)  (1.14)    (.86)
  Net realized and unrealized gain
  (loss) on investments...............   1.55    0.99    8.51  (3.28)   4.65    6.08   5.95    (7.21)  8.70      4.43
                                         ----    ----    ----   -----  -----    ----   ------   -----   ---     -----
 Total from investment operations.       1.17    0.26   7.70   (3.83)  3.89    5.50   5.59    (7.89)   7.56     3.57
                                         ----    ----   ----   ------  ----    ----   ----    ------   ----     ----
 Less distributions:
   Distributions from net realized
   gains on investments............      (.75)   (2.72) (1.39)   (.19) (5.64)    --     --     --     (4.05)    (1.15)
   Net increase (decrease) in
   net asset value................        .42     (2.46) 6.31    (4.02)(1.75)   5.50   5.59    (7.89)   3.51     2.42
Net asset value at end of period....    $23.38  $22.96 $25.42  $19.11 $23.13  $24.88 $19.38   $13.79  $21.68   $18.17
                                        ======  ====== ======  ====== ======  ====== ======   ======  ======   ======
TOTAL RETURN........................      5.25%   1.0%  40.5%  (16.5)% 16.4%   28.4%  40.5%   (36.4)%  42.3%    22.7%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of
period (000's omitted).............     $44,773 $49,840 $56,340$45,614 $73,957 $68,314 $16,738 $8,475  $6,317  $2,982
Ratio of expenses to average
net assets(a).....................       2.53%  2.45%   2.88%   2.92%  2.74%   3.07%  2.83%    3.10%   3.50%    2.94%
Ratio of net investment loss to
average net assets...............        1.48%  2.81%   2.70%   2.43%  2.73%   2.78%  2.11%    3.19%   3.23%    1.49%
Portfolio turnover rate.............     260%   311%    319%    309%   256%    261%   384%     475%    433%     514%
Average commission per share........  $0.0505  $0.0714



*Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Ratios including interest expense were 2.81%, 2.92% and 3.67% for the years ended December 31, 1997, 1996 and 1995, respectively. (b) Ratio after custodian fee credits was 2.51% for the year ended December 31, 1997. Prior to 1995, such credits were reflected in the ratio. There were no custodian fee credits for 1996 and 1995. Information relating to outstanding debt during the fiscal periods shown below:



                            Amount of Debt        Average Amount of       Average Number of     Average Amount of
   Fiscal Year Ended        Outstanding at         Debt Outstanding      Shares Outstanding      Debt Per Share
      December 31            End of Period        During the Period       During the Period     During the Period
          1997               $3,462,218              $2,160,383              2,000,257                 $1.08
          1996                9,147,819               3,633,850              2,105,499                  1.73
          1995                        0               4,925,275              2,345,320                  2.10
          1994                6,820,000               2,566,493              2,669,001                  0.96
          1993                2,469,000               4,230,400              2,680,212                  1.58
          1992                8,007,000               2,889,822              1,786,311                  1.62
          1991                  168,000                 715,875                997,025                  0.72
          1990                        0               1,307,671                649,739                  2.01
          1989                1,600,000                 733,150                193,256                  3.79
          1988                        0                 423,497                146,469                  2.89



                                TABLE OF CONTENTS

Expense Tables......................2  Distributions and Taxes...............11
Financial Highlights................2  Determination of Net Asset Value......12
General.............................3  Investment Manager....................12
Risk Factors........................3  Performance Information...............13
How to Purchase Shares..............7  Distribution of Shares................13
Shareholder Services................8  Capital Stock.........................14
How to Redeem Shares...............10  Custodian and Transfer Agent..........14



                                     GENERAL

PURPOSE OF THE FUND. The Fund is designed for investors seeking solely capital appreciation. The Fund is not intended for investors whose objective is income or conservation of capital, and you should not consider a purchase of Fund shares to be a complete investment program.

INVESTMENT TECHNIQUES. The Fund seeks capital appreciation by investing aggressively, depending on the Investment Manager's assessment of economic and market factors, in equity securities, warrants, convertible securities, and debt instruments. The Fund may invest in the securities of a particular company that, in the opinion of the Investment Manager, will appreciate within a reasonable period of time, typically because of a development solely applicable to that company, and regardless of general business conditions or movements of the market as a whole ("special situations"). The Investment Manager may also use strategies involving short sales, options, futures, forward currency contracts, and borrowings for investment purposes ("leverage"). Generally, the Investment Manager seeks to invest in the special situations and emerging growth companies offering the greatest potential capital appreciation, although there is no assurance that the Fund will achieve its objective.

THE FUND'S INVESTMENT PROGRAM. Under normal conditions, at least 65% of the Fund's total assets will be invested long or short in equity securities of U.S. and foreign issuers and up to 35% may be invested for capital appreciation in corporate bonds, debentures, or preferred stocks (both convertible and non-convertible) of U.S. and foreign issuers, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), and municipal securities. These are fundamental policies that may not be changed without shareholder approval. When the Investment Manager deems it advisable, the Fund may, for temporary defensive purposes or in anticipation of more favorable opportunities for the purchase of equity securities, hold cash or invest all or a portion of its assets in short term fixed income securities or repurchase agreements.

                                  RISK FACTORS

  Because of the following considerations, the Fund's investment program should be considered speculative and involving substantial risk and should not be considered a complete investment program. The investment program of the Fund is designed for investors seeking capital appreciation, rather than current income, and who are willing to assume the risks inherent in the Fund's investment policies and practices. The activities in which the Fund engages entail investment risks significantly greater than are inherent in the usual practices of most mutual funds and may result in higher portfolio turnover, increased expenses, and a greater amount of capital gains and losses.

SPECIAL SITUATIONS. The Fund may invest without limit in special situations. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technological breakthroughs, and new management or management policies. Although large, well-known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Special situations often involve much greater risk than is inherent in ordinary investments due to, among other things, a lack of or presumed inapplicability of the company's operating history, a limited market in the company's securities, and the unreliable nature of the company's anticipated earnings growth. Companies in actual or anticipated reorganizations or restructurings often provide limited financial information and markets for their securities may be erratic and volatile.

SHORT TERM INVESTING. The Fund may seek capital appreciation by investing for the short term on the basis of both technical and fundamental considerations as evaluated by the Investment Manager. Long term investments, by contrast, are usually based upon fundamental evaluations. Short term investing may result in the Fund's portfolio turnover rate being substantially greater than that of similar investment companies. In 1995 the Fund's portfolio turnover rate was 319%, in 1996 it was 311% and in 1997 it was 260%. Higher turnover may increase Fund brokerage costs and taxes payable by shareholders.

BORROWING. The Fund may borrow money from banks (including its custodian bank) to purchase and carry securities and will pay interest thereon. If the investment income on securities purchased with borrowed money exceeds the interest paid on the borrowing, the Fund's income will be correspondingly higher. If the investment income fails to cover the Fund's costs, including interest on borrowings, or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. Such borrowing is referred to as leverage, is speculative, and increases both investment opportunity and investment risk. The Investment Company Act of 1940, as amended ("1940 Act"), requires the Fund to maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund will be required to reduce its borrowing within three days to the extent necessary to meet the requirements of the 1940 Act. To reduce its borrowing the Fund might be required to sell securities at a disadvantageous time. Interest on money borrowed is an expense the Fund would not otherwise incur, and it may therefore have little or no investment income during periods of substantial borrowings.

SHORT SALES. The Fund may from time to time use short sales, which means that the Fund may sell a security that it does not own in the hope of replacing it by a later purchase at a lower price. In order to make delivery to the buyer, the Fund must borrow the security. When it does, the Fund incurs an obligation to replace that security, whatever its price may be, at the time the Fund purchases it for delivery to the lender. The Fund must also pay to the lender of the security the dividends or interest payable during such period and may have to pay a premium to borrow the security. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. The obligation to restore the borrowed security will at all times also be secured by collateral consisting of cash or liquid securities whose value is marked to the market daily. In addition to the amount required to be maintained by the broker, a similarly collateralized deposit will be made to a segregated account at the Fund's custodian bank in an amount such that the value of these two deposits will, at all times, be at least equal to the current market value of the securities sold short. Ordinarily, no interest will be received by the Fund on the proceeds of the short sale held by the broker, although income from the collateral securities will belong to the Fund. The Fund will incur a loss, which could be substantial, if the price of the security increases between the date of the short sale and the date on which it purchases securities to replace those borrowed. The Fund will realize a gain if the security declines in price between those dates. Any such gain will be a short term gain.

  The frequency of short sales by the Fund may vary substantially, and no specified portion of the Fund's assets will be invested in short sales. However, not more than 25% of the Fund's net assets will be used to collateralize short sales. To adhere to the 25% limitation, the Fund may be required to cover short sales at a disadvantageous time.

  The Fund may also make short sales "against the box." A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain without additional cost securities identical to those sold short. Such sales will not be subject to the limitations referred to above.

WARRANTS. Warrants give their holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security to which the warrant pertains will exceed the exercise price before the warrant's expiration date. The purchaser risks losing the entire purchase price of the warrant if the market price does not rise. Warrants are usually tradable in the open market without actual exercise. Warrants are sometimes sold in unit form with other securities of an issuer, and are frequently employed in financing young, unseasoned companies. A warrant's purchase price varies with its exercise price, current market value of the underlying security, life of the warrant and various other investment factors.

  The purchase price of warrants and premiums on put and call options written by others, combinations thereof, or similar options will be limited to no more than 20% of the Fund's net assets. This non-fundamental limitation may cause the Fund to dispose of warrants or put or call options at disadvantageous times.

OPTIONS, FUTURES CONTRACTS, AND FORWARD CURRENCY CONTRACTS. The Fund may purchase call options on securities that the Investment Manager intends to include in the Fund's portfolio in order to fix the cost of a future purchase or to attempt to enhance return by, for example, participating in an anticipated price increase of a security. The Fund may purchase put options to hedge against a decline in the market value of securities held in the Fund's portfolio or to attempt to enhance return. The Fund may write (sell) covered put and call options on securities in which it is authorized to invest. The Fund may purchase and write covered straddles, purchase and write put and call options on stock and bond indexes, and take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Fund holds in its portfolio or that it intends to purchase. The Fund may purchase and sell futures contracts on interest rates, stock and bond indexes, and foreign currencies and may purchase put and call options and write covered put and call options on such futures contracts.

  The Fund may enter into forward currency contracts to set the rate at which currency exchanges will be made for contemplated or completed transactions. The Fund might also enter into forward currency contracts in amounts approximating the value of one or more portfolio positions to fix the U.S. dollar value of those positions. For example, when the Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund has no specific limitation on the percentage of assets it may commit to foreign currency exchange contracts, except that it will not enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management or the Fund's ability to meet redemption requests.

  Strategies with options, financial futures, and forward currency contracts may be limited by market conditions, regulatory limits and tax considerations, and the Fund might not employ any of the strategies described above. There can be no assurance that any strategy used will be successful. The loss from investing in futures transactions is potentially unlimited. Options and futures may fail as hedging techniques in cases where price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. Gains and losses on investments in options and futures depend on the Investment Manager's ability to predict correctly the direction of stock prices, interest rates, and other economic factors. In addition, the Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist and there is no assurance that a liquid secondary market for hedging instruments will always exist. It also may be necessary to defer closing out hedged positions to avoid adverse tax consequences. The percentage of the Fund's assets segregated to cover its obligations under options, futures, or forward currency contracts could impede effective portfolio management or the ability to meet redemption or other current obligations. To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a Commodity Futures Trading Commission ("CFTC") regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts to which the Fund is a party.

ILLIQUID AND RESTRICTED SECURITIES. The Fund may invest in securities that are not widely traded, and the Fund's position in such securities may be substantial in relation to their market. In some cases it may be difficult for the Fund to dispose of such securities at prevailing market prices in order to meet redemptions. As a non-fundamen tal investment restriction, the Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements with a maturity of more than seven days.

FOREIGN SECURITIES, MARKETS, AND CURRENCIES. You should understand and consider carefully the substantial risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward contracts on foreign currencies involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. securities. These considerations include: fluctuations in currency exchange rates; restrictions on foreign investment and repatriation of capital; costs of converting foreign currency into U.S. dollars; greater price volatility and trading illiquidity; less public information on issuers of securities; non-negotiable brokerage commissions; difficulty in enforcing legal rights outside of the United States; lack of uniform accounting, auditing and financial reporting standards; the possible imposition of foreign taxes, exchange controls (which may include suspension of the ability to transfer currency from a given country), and currency restrictions; and the possible greater political, economic and social instability of developing as well as developed countries, including nationalization, expropriation of assets, and war. Furthermore, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. These risks are often heightened for investments in developing countries and emerging markets or when the Fund's investments are concentrated in a small number of countries. In addition, because transactional and custodial expenses for foreign securities are generally higher than for domestic securities, the Fund's expense ratio can be expected to be higher than that of investment companies investing exclusively in domestic securities.

  The Fund may purchase securities on U.S. and foreign stock exchanges or in the over-the-counter market. Foreign stock markets are generally not as developed or efficient as those in the United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on some foreign stock exchanges are higher than the negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. If the Fund invests in countries in which settlement of transactions is subject to delay, its ability to purchase and sell portfolio securities at the time it desires may be hampered. Delays in settlement practices in foreign countries may also affect the Fund's liquidity, making it more difficult to meet redemption requests, or require the Fund to maintain a greater portion of its assets in money market investments in order to meet such requests. Some of the securities in which the Fund invests may not be widely traded, and the Fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Fund to dispose of such securities at prevailing market prices in order to meet redemption requests.

  Since investment in foreign securities usually involves foreign currencies and since the Fund may temporarily hold cash in bank deposits in foreign currencies in order to facilitate portfolio transactions, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the U.S. dollar decreases relative to a foreign currency in which a Fund investment is denominated or which is temporarily held by the Fund to facilitate portfolio transactions, the value of such Fund assets and the Fund's net asset value per share will increase, all else being equal. Conversely, an increase in the value of the U.S. dollar relative to such a foreign currency will result in a decline in the value of such Fund assets and its net asset value per share. The Fund may incur additional costs in connection with conversions of currencies and securities into U.S. dollars. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis, or through entering into forward currency contracts. The Fund generally will not enter into a forward contract with a term of greater than one year.

LENDING. Pursuant to an agency arrangement with an affiliate of its Custodian, the Fund may lend portfolio securities or other assets through such affiliate for a fee to other parties. The Fund's agreement requires that the loans be continuously secured by cash, securities issued or guaranteed by the U. S. Government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. Loans of portfolio securities may not exceed one-third of the Fund's total assets. There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets lent should the borrower fail financially or otherwise violate the terms of the lending agreement. Loans will be made only to borrowers deemed to be creditworthy. Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party.

OTHER  INVESTMENTS.  The Fund may also  invest in  repurchase  agreements,  U.S.
Government Securities, municipal securities, preferred stocks, and debt securities (including lower rated debt securities). In the last year however, the Fund did not invest more than 5% of its net assets in such securities and does not currently intend to do so.

OTHER INFORMATION. The Fund is "non-diversified," as defined in the 1940 Act, but intends to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") for Federal income tax purposes. This means, in general, that more than 5% of the Fund's total assets may be invested in the securities of one issuer (including a foreign government), but only if at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. To the extent that the Fund's portfolio at times may include the securities of a smaller number of issuers than if it were diversified (as defined in the 1940 Act), the Fund will at such times be subject to greater risk with respect to its portfolio securities than an investment company that invests in a broader range of securities in that changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the Fund's total return. In addition to the Fund's fundamental investment objective and the fundamental policies stated above, the Fund has adopted certain fundamental investment restrictions which may not be changed without shareholder approval. These fundamental restrictions are set forth in the Statement of Additional Information. All other investment policies described herein, unless otherwise stated, are not fundamental and may be changed by the Fund's Board of Directors without shareholder action.


                             HOW TO PURCHASE SHARES

  The Fund's shares are sold on a continuing basis at the net asset value (see "Determination of Net Asset Value"). The minimum initial investment is $1,000 for regular and Uniform Gifts/Transfers to Minors Act custody accounts, $1,000 for traditional deductible individual retirement accounts ("IRAs"), Roth IRAs, simplified employee pension plan IRAs ("SEP-IRAs"), savings incentive match plan for employee IRAs ("SIMPLE IRAs"), rollover IRAs, 403(b) plan accounts, and $500 for Education IRAs. The minimum subsequent investment is $100. The initial investment minimums are waived if a shareholder elects to invest $100 or more each month in the Fund through the Bull & Bear Automatic Investment Program (see "Additional Investments" below). The Fund in its discretion may waive or lower the investment minimums.

INITIAL INVESTMENT. The Account Application that accompanies this prospectus should be completed, signed and, with a check or other negotiable bank draft drawn to the order of Special Equities Fund, mailed to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. Initial investments also may be made by having your bank wire money, as set forth below, in order to avoid mail delays.

ADDITIONAL INVESTMENTS. Additional investments may be made conveniently at any time by any one or more of the following methods:

o BULL & BEAR AUTOMATIC INVESTMENT PROGRAM. With the Bull & Bear Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the Plans explained below. Each Plan is designed to facilitate an automatic monthly investment of $100 or more into your Fund account.

           The BULL & BEAR BANK TRANSFER PLAN lets you purchase Fund shares on a certain day each month by transferring electronically a specified dollar amount from your regular checking account, NOW account, or bank money market deposit account.

           In the BULL & BEAR SALARY INVESTING PLAN, part or all of your salary may be invested electronically in Fund shares on each pay date, depending upon your employer's direct deposit program.

           The BULL & BEAR GOVERNMENT DIRECT DEPOSIT PLAN allows you to deposit automatically part or all of certain U.S. Government payments into your Fund account. Eligible U.S. Government payments include Social Security, pension benefits, military or retirement benefits, salary, veteran's benefits and most other recurring payments.

  For more information concerning these Plans, or to request the necessary authorization form(s), please call Investor Service Center, 1-800-847-4200. You may modify or terminate the Bank Transfer Plan at any time by written notice received at least 10 days prior to the scheduled investment date. To modify or terminate the Salary Investing Plan or Government Direct Deposit Plan, you should contact, respectively, your employer or the appropriate U.S. Government agency. The Fund reserves the right to redeem any account if participation in the Program is terminated and the account's value is less than $1,000. The Program and the Plans do not assure a profit or protect against loss in a declining market, and you should consider your ability to make purchases when prices are low.

o CHECK. Mail a check or other negotiable bank draft ($100 minimum), drawn to the order of Special Equities Fund, together with a Bull & Bear FastDeposit form to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. If you do not use that form, please send a letter indicating the Fund and account number to which the subsequent investment is to be credited, and name(s) of the registered owner(s).

o ELECTRONIC FUNDS TRANSFER (EFT). With EFT, you may purchase additional Fund shares quickly and simply, just by calling Investor Service Center,
  1-800-847-4200. We will contact the bank you designate on your Account Application or Authorization Form to arrange for the EFT, which is done through the Automated

  Clearing House system, to your Fund account. For requests received by 4 p.m., eastern time, the investment will be credited to your Fund account ordinarily within two business days. There is a $100 minimum for each EFT investment. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check.

o FEDERAL FUNDS WIRE. You may wire money, by following the procedures set forth below, to receive that day's net asset value per share.

INVESTING BY WIRE. For an initial investment by wire, you must first telephone Investor Service Center, 1-800- 847-4200, to give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, and to be assigned a Bull & Bear Special Equities Fund account number. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to: United Missouri Bank NA, ABA #10-10-00695; for Account 98-7052-724-3; Special Equities Fund. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. This service is not available on days when the Federal Reserve wire system is closed. Subsequent investments by wire may be made at any time without having to call Investor Service Center by simply following the same wiring procedures.

SHAREHOLDER ACCOUNTS. When you invest in the Fund, your account will be credited with all full and fractional shares (to three decimal places), together with any dividends and other distributions that are paid in additional shares (see "Distributions and Taxes"). For joint tenant accounts, any account owner has the authority to act on the account without notice to the other account owners. Investor Service Center in its sole discretion and for its protection may, but is not obligated to, require the written consent of all account owners of a joint tenant account prior to acting upon the instructions of any account owner. Stock certificates will be issued only for full shares when requested in writing. In order to facilitate redemptions and exchanges and provide safekeeping, we recommend that you do not request certificates. You will receive transaction confirmations upon purchasing or selling shares, and quarterly statements. Shares of the Fund may also be purchased through certain broker-dealers and other financial intermediaries that have entered into selling agreements or related arrangements. Investors may be charged a fee by such broker or financial intermediary if they effect transactions through such entity. The Fund or the Distributor may, from time to time, make payments to broker/dealers or other financial intermediaries for certain services to the Fund and/or their shareholders, including sub-administration, sub-transfer agency and shareholder servicing.

WHEN ORDERS ARE EFFECTIVE. The purchase price for Fund shares is the net asset value of such shares next determined after receipt of a purchase order in proper form. All purchases are accepted subject to collection at full face value in Federal funds. Checks must be drawn in U.S. dollars on a U.S. bank. No third party checks will be accepted and the Fund reserves the right to reject any order for any reason. Accounts are charged $30 by the Transfer Agent for submitting checks for investment which are not honored by the investor's bank.

                              SHAREHOLDER SERVICES

  You may modify or terminate your participation in any of the Fund's special plans or services at any time. Shares or cash should not be withdrawn from any tax-advantaged retirement plan described below, however, without consulting a tax adviser concerning possible adverse tax consequences. Additional information regarding any of the following services is available from Investor Service Center, 1-800-847-4200.

ELECTRONIC FUNDS TRANSFER (EFT). You automatically have the privilege of linking your bank account designated on your Account Application or Authorization Form and your Fund account through Bull & Bear's EFT service. With EFT, you use the Automated Clearing House system to electronically transfer money quickly and safely between your bank and Fund accounts. EFT may be used for purchasing and redeeming Fund shares, direct deposit of dividends and other distributions into your bank account, the Automatic Investment Program, the Systematic Withdrawal Plan, and systematic IRA distributions. You may decline this privilege by checking the indicated box on the Account Application. Any subsequent changes in bank account information must be submitted in writing (and the Transfer Agent may require the signature to be guaranteed), with a voided check.

DIVIDEND SWEEP PRIVILEGE. You may elect to have automatically invested either all dividends or all dividends and other distributions paid by the Fund in any other Bull & Bear Fund. Shares of the other Bull & Bear Fund will be purchased at the current net asset value calculated on the payment date. For more information concerning this privilege and the other Bull & Bear Funds, or to request a Dividend Sweep Authorization Form, please call Investor Service Center, 1-800-847-4200. You may cancel this privilege by mailing written notification to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. To select a new Bull & Bear Fund after cancellation, you must submit a new Authorization Form. Enrollment in or cancellation of this privilege is generally effective three business days following receipt. This privilege is available only for existing accounts and may not be used to open new accounts.

SYSTEMATIC WITHDRAWAL PLAN. If you own Fund shares with a value of at least $20,000 you may elect an automatic monthly or quarterly withdrawal of cash from your Fund account in fixed or variable amounts, subject to a minimum amount of $100. Under the Systematic Withdrawal Plan, all dividends and other distributions, if any, are reinvested in the Fund.

ASSIGNMENT. Fund shares may be transferred to another owner. Instructions are available from Investor Service Center, 1-800-847-4200.

EXCHANGE PRIVILEGE. You may exchange at least $500 worth of Fund shares for shares of any Bull & Bear Fund listed below (provided the registration is exactly the same, the shares may be sold in your state of residence, and the exchange may otherwise legally be made).

  To exchange shares, please call Investor Service Center toll-free at 1-800-847-4200 between 9 a.m. and 5 p.m., eastern time, on any Fund business day and provide the following information: account registration information including address, account number and taxpayer identification number; percentage, number, or dollar value of shares to be redeemed; name and, if different, the account number of the Bull & Bear Fund to be purchased; and your identity and telephone number. The other Bull & Bear Funds are:

o BULL & BEAR DOLLAR RESERVES is a high quality money market fund investing in U.S. Government securities. Income is generally free from most state and local income taxes. Free unlimited check writing ($250 minimum per check). Pays monthly dividends.

o BULL & BEAR GOLD INVESTORS seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar.

o BULL & BEAR U.S. AND OVERSEAS FUND invests worldwide for the highest possible total return.

  Exchange requests received between 9 a.m. and 4 p.m., eastern time, on any business day of the Fund will be effected at the net asset values of the Fund and the other Bull & Bear Fund as determined at the close of that business day. Exchange requests received between 4 p.m. and 5 p.m., eastern time, on any business day of the Fund will be effected at the net asset values of the Fund and the other Bull & Bear Fund as determined at the close of the next Fund business day. The Fund is designed as a long term investment, and short term trading is discouraged. Accordingly, if shares of the Fund held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to one percent of the net asset value of shares redeemed or exchanged. The fee will be retained by the Fund and used to offset the transaction costs that short term trading imposes on the Fund and its shareholders. If an account contains shares with different holding periods (i.e. some shares held 30 days or less, some shares held 31 days or more), the shares with the longest holding period will be redeemed first to determine if the Fund's redemption fee applies. If you are unable to reach Investor Service Center at the above telephone number you may, in emergencies, call 1-212-363-1100 or communicate by fax to 1-212- 363-1103. Exchanges may be difficult or impossible to implement during periods of rapid changes in economic or market conditions. Exchange privileges may be terminated or modified by the Fund without notice. For tax purposes, an exchange is treated as a redemption and purchase of shares. A free prospectus containing more complete information including charges, expenses and performance, on any of the Funds listed above is available from Investor Service Center, 1-800-847-4200. The other Fund's prospectus should be read carefully before exchanging shares. You may give exchange instructions to Investor Service Center by telephone without further documentation. If you have requested share certificates, this procedure may be utilized only if, prior to giving telephone instructions, you deliver the certificates to the Transfer Agent for deposit into your account.

o BULL & BEAR SECURITIES (DISCOUNT BROKERAGE ACCOUNT) TRANSFERS. If you have an account at Bull & Bear Securities, Inc., an affiliate of the Investment Manager and a wholly owned subsidiary of Bull & Bear Group, Inc. offering discount brokerage services, you may access your investment in any Bull & Bear Fund to pay for securities purchased in your brokerage account and have proceeds of securities sold in your brokerage account used to purchase shares of any Bull & Bear Fund. You may request a
Discount Brokerage Account Application from Bull & Bear Securities, Inc. by calling toll-free at 1-800-262-5800.

TAX-ADVANTAGED RETIREMENT PLANS. These plans provide an opportunity to set aside money for retirement in a tax-advantaged account in which earnings can be compounded without incurring a tax liability until the money and earnings are withdrawn. Contributions may be fully or partially deductible for Federal income tax purposes as noted below. Information on any of these plans is available from Investor Service Center by calling toll-free at 1-800-847-4200.

  The minimum initial investment to establish a Bull & Bear Education IRA is $500. The minimum initial investment to establish any other Bull & Bear IRA or retirement account is $1,000.

  Minimum subsequent investments are $100. The initial minimum investments are waived if you elect to invest $100 or more each month in the Fund through the Bull & Bear Automatic Investment Program. There are no set-up fees for any Bull & Bear IRA or retirement account. Subject to change on 30 days' notice, the plan custodian charges Bull & Bear IRAs (excluding Bull & Bear Education IRA) and retirement accounts a $10 annual fiduciary fee, $10 for each distribution prior to age 59 1/2, and a $20 plan termination fee; however, the annual fiduciary fee is waived if your Bull & Bear IRA or retirement account has assets of $10,000 or more or if you invest regularly through the Bull & Bear Automatic Investment Program.

                              HOW TO REDEEM SHARES

  Generally, you may redeem by any of the methods explained below. Requests for redemption should include the following information: your account registration information including address, account number and taxpayer identification number; dollar value, number or percentage of shares to be redeemed; how and to where the proceeds are to be sent; if applicable, the bank's name, address, ABA routing number, bank account registration and account number, and a contact person's name and telephone number; and your daytime telephone number.

BY MAIL. You may request that the Fund redeem any amount of shares by submitting a written request to Investor Service Center, Box 419789, Kansas City, MO 64141-6789, signed by the record owner(s). If the written request is sent to the Fund, it will be forwarded to the above address. If stock certificates have been issued for shares being redeemed, they must accompany the written request.

BY TELEPHONE. You may telephone Investor Service Center, 1-800-847-4200 to expedite redemption of Fund shares if share certificates have not been issued.

  You may redeem as little as $250 worth of shares by requesting Bull & Bear's Electronic Funds Transfer (EFT) service. With EFT, you can redeem Fund shares quickly and conveniently because Investor Service Center will contact the bank designated on your Account Application or Authorization Form to arrange for the electronic transfer of your redemption proceeds (through the Automated Clearing House system) to your bank account. EFT proceeds are ordinarily available in your bank account within two business days.

  If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be mailed to your address of record or mailed or wired to your authorized bank.

  Telephone requests received on Fund business days by 4 p.m., eastern time, will be redeemed from your account that day, and if after, on the next Fund business day. Any subsequent changes in bank account information must be submitted in writing, signature guaranteed, with a voided check. If you are unable to reach Investor Service Center at the above telephone number you may, in emergencies, call 1-212-363-1100 or communicate by fax to 1-212-363-1103. Redemptions by telephone may be difficult or impossible to implement during periods of rapid changes in economic or market conditions.

CHECK WRITING ACCESS. You may exchange a minimum of $500 at any time by toll-free telephone call into Bull & Bear Dollar Reserves, Bull & Bear's money market fund, offering free personalized checks, a $250 check writing minimum (there is no check writing minimum for Bull & Bear Securities Performance Plus(R) discount brokerage accounts), and no limit on the number of checks that may be written. A signature card, which should be submitted for the check writing privilege, and a free Bull & Bear Dollar Reserves prospectus containing more complete information including yield, charges and expenses is available from Investor Service Center, 1-800-847- 4200. Please read the prospectus carefully before exchanging.

REDEMPTION PRICE AND FEES. The redemption price is the net asset value per share next determined after receipt of a redemption request in proper form. The Fund is designed as a long term investment, and short term trading is discouraged. Accordingly, if shares of the Fund held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to one percent of the net asset value of shares redeemed or exchanged. The fee will be retained by the Fund and used to offset the transaction costs that short term trading imposes on the Fund and its shareholders. If an account contains shares with different holding periods (i.e. some shares held 30 days or less, some shares held 31 days or more), the shares with the longest holding period will be redeemed first to determine if the Fund's redemption fee applies. Shares acquired through the Dividend Sweep Privilege and the reinvestment of dividends and capital gains or redeemed under the Systematic Withdrawal Plan are exempt from the redemption fee. Registered broker/dealers, investment advisers, banks, and insurance companies may open accounts and redeem shares by telephone or wire and may impose a charge for handling purchases and redemptions when acting on behalf of others.

REDEMPTION PAYMENT. Payment for shares redeemed will ordinarily be made within seven days after receipt of the redemption request in proper form. The right of redemption may not be suspended, or date of payment delayed more than seven days, except for any period (i) when the New York Stock Exchange is closed or trading thereon is restricted as determined by the SEC; (ii) under emergency circumstances as determined by the SEC that make it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets; or (iii) as the SEC may otherwise permit. The mailing of proceeds on redemption requests involving any shares purchased by personal, corporate, or government check or EFT transfer is generally subject to a fifteen business day delay to allow the check or transfer to clear. The fifteen day clearing period does not affect the trade date on which a purchase or redemption order is priced, or any dividends and capital gain distributions to which you may be entitled through the date of redemption. The clearing period does not apply to purchases made by wire. Due to the relatively higher cost of maintaining small accounts, the Fund reserves the right, upon 45 days' notice, to redeem any account, other than IRA and other Bull & Bear prototype retirement plan accounts, worth less than $500 except if solely from market action, unless an investment is made to restore the minimum value.

TELEPHONE PRIVILEGES. You automatically have all telephone privileges to, among other things, authorize purchases, redemptions and exchanges, with EFT or by other means, unless declined on the Account Application or otherwise in writing. Neither the Fund nor Investor Service Center shall be liable for any loss or damage for acting in good faith upon instructions received by telephone and believed to be genuine. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions. These procedures include requiring personal identification prior to acting upon telephone instructions, providing written confirmation of such transactions, and recording telephone conversations. The Fund may modify or terminate any telephone privileges or shareholder services (except as noted) at any time without notice.

SIGNATURE GUARANTEES. No signature guarantees are required when payment is to be made to you at your address of record. If the redemption proceeds are to be paid to a non-shareholder of record, or to an address other than your address of record, or the shares are to be assigned, the Transfer Agent may require that your signature be guaranteed by an entity acceptable to the Transfer Agent, such as a commercial bank or trust company or member firm of a national securities exchange or of the NASD. A notary public may not guarantee signatures. The Transfer Agent may require further documentation, and may restrict the mailing of redemption proceeds to your address of record within 60 days of such address being changed unless you provide a signature guarantee as described above.

                             DISTRIBUTIONS AND TAXES

DISTRIBUTIONS. The Fund pays dividends annually to its shareholders from its net investment income, if any. The Fund also makes an annual distribution to its shareholders out of any net realized capital gains, after offsetting any capital loss carryover, and any net realized gains from foreign currency transactions. Dividends and other distributions, if any, are declared and payable to shareholders of record on a date in December of each year. Such distributions may be paid in January of the following year, in which event they will be deemed received by the shareholders on the preceding December 31 for tax purposes. The Fund may also make an additional distribution following the end of its fiscal year out of any undistributed income and capital gains.

  Dividends and other distributions are paid in additional Fund shares or shares of another Bull & Bear Fund pursuant to the Dividend Sweep Privilege, unless you elect to receive cash on the Account Application or so elect subsequently by calling Investor Service Center, 1-800-847-4200. For Federal income tax purposes, dividends and other distributions are treated in the same manner whether received in additional shares of the Fund or another Bull & Bear Fund or in cash. Any election will remain in effect until you notify Investor Service Center to the contrary.

TAXES. The Fund intends to continue to qualify for treatment as a RIC under the Code so that it will be relieved of Federal income tax on that part of its investment company taxable income (generally consisting of net investment income, net short term capital gains, and net gains from certain foreign currency transactions) and net capital gain (the excess of net long term capital gain over net short term capital loss) that is distributed to its shareholders.

  Dividends paid by the Fund from its investment company taxable income (whether paid in cash or in additional shares) generally are taxable to its shareholders, other than shareholders that are not subject to tax on their income, as ordinary income to the extent of the Fund's earnings and profits; a portion of those dividends may be eligible for the corporate dividends-received deduction. Distributions by the Fund of its net capital gain (whether paid in cash or in additional shares) when designated as such by the Fund, are taxable to its shareholders as long term capital gains, regardless of how long they have held their Fund shares. The Code provides that an individual generally will be taxed on his or her net capital gain at a maximum rate of 28% with respect to capital gain from securities held for more than one year but not more than 18 months and at a maximum rate of 20% with respect to capital gain from securities held for more than 18 months. The Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year and of any portion of those dividends that qualifies for the corporate dividends-received deduction.

  Any dividend or other distribution paid by the Fund will reduce the net asset value of Fund shares by the amount of the distribution. Furthermore, such distribution, although similar in effect to a return of capital, will be subject to tax.

  The Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who are otherwise subject to backup withholding.

  The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. Since other Federal, state and local tax considerations may apply, you should consult your tax adviser.

                        DETERMINATION OF NET ASSET VALUE

  The value of a share of the Fund is based on the value of its net assets. The Fund's net assets are the total of its investments and all other assets minus any liabilities. The value of one share is determined by dividing the net assets by the total number of shares outstanding. This is referred to as "net asset value per share" and is determined as of the close of regular trading on the New York Stock Exchange (currently, 4 p.m. eastern time, unless weather, equipment failure or other factors contribute to an earlier closing) each business day of the Fund. A business day of the Fund is any day on which the New York Stock Exchange is open for trading. The following are not business days of the Fund:
New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Portfolio securities and other assets of the Fund are valued primarily on the basis of market quotations, if readily available. Foreign securities, if any, are valued on the basis of quotations from a primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Securities and other assets for which quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

                               INVESTMENT MANAGER

  Bull & Bear Advisers, Inc. ("Investment Manager") acts as general manager of the Fund, being responsible for the various functions assumed by it, including regularly furnishing advice with respect to portfolio transactions. The Investment Manager manages the investment and reinvestment of the Fund's assets, subject to the control and final direction of the Board of Directors. The Investment Manager is authorized to place portfolio transactions with Bull & Bear Securities, Inc., an affiliate of the Investment Manager, and may allocate brokerage transactions by taking into account the sales of shares of the Fund and other affiliated investment companies. The Investment Manager may also allocate transactions to broker/dealers that remit a portion of their commissions as a credit against the Fund's expenses. Thomas B. Winmill, President and Chief Executive Officer of the Investment Manager and the Fund, is the Fund's portfolio manager. Mr. Winmill has served as a member of the Investment Manager's Investment Policy Committee since 1990 and as portfolio manager of the Fund since May 1, 1998.

  For its services, the Investment Manager receives a fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of 1% on the first $10 million, 7/8 of 1% over $10 million up to $30 million, 3/4 of 1% over $30 million up to $150 million, 5/8 of 1% over $150 million up to $500 million, and 1/2 of 1% over $500 million. From time to time, the Investment Manager may waive all or part of this fee or reimburse the Fund monthly to improve the Fund's total return. The Investment Manager provides certain administrative services to the Fund at cost. During the fiscal year ended December 31, 1997, investment management fees paid by the Fund represented approximately 0.87% of average daily net assets. The Investment Manager is a wholly owned subsidiary of Bull & Bear Group, Inc. ("Group"). Group, a publicly owned company whose securities are listed on The Nasdaq Stock Market, is a New York based manager of mutual funds and discount brokerage services. Bassett S. Winmill may be deemed a controlling person of Group and, therefore, may be deemed a controlling person of the Investment Manager.

                             PERFORMANCE INFORMATION

  Advertisements and other sales literature for the Fund may refer to the Fund's "average annual total return" and "cumulative total return." All such quotations are based upon historical earnings and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares when redeemed may be worth more or less than their original cost. In addition to advertising average annual total return and cumulative total return, comparative performance information may be used from time to time in advertising the Fund's shares, including data from Morningstar, Inc., Lipper Analytical Services, Inc. and other sources. "Average annual total return" is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. In calculating average annual total return, all dividends and other distributions are assumed to be reinvested. "Cumulative total return" is calculated by subtracting a hypothetical $1,000 payment to the Fund from the ending redeemable value of such payment (at the end of the relevant advertised period), dividing such difference by $1,000 and multiplying the quotient by 100. In calculating ending redeemable value, all dividends and other distributions are assumed to be reinvested in additional Fund shares. Although the Fund imposes a 1% redemption fee on the redemption of shares held for 30 days or less, all of the periods for which performance is quoted are longer than 30 days, and therefore the 1% fee is not reflected in the performance calculations. In addition, there is no sales charge upon reinvestment of dividends or other distributions. Additional information regarding the Fund's performance is available in its Annual Report to Shareholders, which is available at no charge upon request to Investor Service Center, 1-800-847-4200.

                             DISTRIBUTION OF SHARES

  Pursuant to a Distribution Agreement between the Fund and Investor Service Center, Inc., 11 Hanover Square, New York, NY 10005 ("Distributor"), the Distributor acts as the Fund's principal agent for the sale of Fund shares. The Fund has also adopted a plan of distribution ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund pays the Distributor monthly a distribution fee in an amount of three-quarters of one percent per annum of the Fund's average daily net assets and a service fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets. The service fee portion is intended to cover personal services provided to Fund shareholders and maintenance of shareholder accounts. The distribution fee portion is intended to cover all other activities and expenses primarily intended to result in the sale of the Fund's shares. These fees may be retained by the Distributor or passed through to brokers, banks and others who provide services to their customers who are Fund shareholders or to the Distributor. The Fund will pay the fees to the Distributor until either the Plan is terminated or not renewed. In that event, the Distributor's expenses in excess of fees received or accrued through the termination day will be the Distributor's sole responsibility and not obligations of the Fund. During the period they are in effect, the Distribution Agreement and Plan obligate the Fund to pay fees to the Distributor as compensation for its service and distribution activities. If the Distributor's expenses exceed the fees, the Fund will not be obligated to pay any additional amount to the Distributor. If the Distributor's expenses are less than such fees, it may realize a profit. Certain other advertising and sales materials may be prepared to promote the sale of Fund shares and shares of one or more other affiliated investment companies. In such cases, the expenses will be allocated among the Funds involved based on the inquiries resulting from the materials or other factors deemed appropriate by the Board of Directors. The costs of personnel and facilities of the Distributor to respond to inquiries by shareholders and prospective shareholders will also be allocated based on such relative inquiries or other factors. There is no certainty that the allocation of any of the foregoing expenses will precisely allocate to the Fund costs commensurate with the benefits it receives, and it may be that the other Funds and Bull & Bear Securities, Inc. will benefit therefrom.

                                  CAPITAL STOCK

  The Fund is a non-diversified open-end management investment company organized as a Maryland corporation in 1986. The Fund is authorized to issue up to 500,000,000 shares ($.01 par value). The Fund's stock is freely assignable by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate and also by an investor to another investor. Each share has equal dividend, voting, liquidation and redemption rights with every other share. The shares have no preemptive, conversion or cumulative voting rights and they are not subject to further call or assessment. The Fund's Board of Directors may establish additional series or classes of shares, although it has no current intention of doing so.

  The Fund's By-Laws provide that there will be no annual meeting of shareholders in any year except as required by law. In practical effect, this means that the Fund will not hold an annual meeting of shareholders in years in which the only matters which would be submitted to shareholders for their approval are the election of Directors and ratification of the Directors' selection of accountants, although holders of a majority of the Fund's shares may call a meeting at any time. There will normally be no meetings of shareholders for the purpose of electing Directors unless fewer than a majority of the Directors holding office have been elected by shareholders. Shareholder meetings will be held in years in which shareholder approval of the Fund's investment management agreement, plan of distribution, or changes in its fundamental investment objective, policies or restrictions is required by the 1940 Act.

                          CUSTODIAN AND TRANSFER AGENT

  Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105, acts as custodian of the Fund's assets, performs certain accounting services for the Fund, and may appoint one or more subcustodians provided such subcustodianship is in compliance with the rules and regulations promulgated under the 1940 Act. The Fund may maintain a portion of its assets in foreign countries pursuant to such subcustodianships and related foreign depositories. Utilization of such arrangements will increase the Fund's expenses (see also the special considerations involving foreign securities discussed above).

  The Fund's transfer and dividend disbursing agent is DST Systems, Inc., Box 419789, Kansas City, MO 64141-6789. The Distributor provides certain shareholder administration services to the Fund and is reimbursed its cost by the Fund. Such services include receiving and responding to shareholder inquiries concerning their accounts and processing shareholder telephone requests for transfers, purchases, redemptions, changes of address and similar matters. The costs of facilities, personnel and other related expenses are allocated among the Fund and other affiliated investment companies based on the relative number of inquiries and other factors. The Fund may also enter into agreements with brokers, banks and others who may perform on behalf of their customers certain shareholder services not otherwise provided by the Transfer Agent or the Distributor.

[Left Side of Back Cover Page]


SPECIAL
EQUITIES
FUND
-----------------------------------------------------



1-800-847-4200



CALL TOLL-FREE FOR FUND PERFORMANCE,
EXCHANGES AMONG THE BULL & BEAR FUNDS,
AND TO OBTAIN INFORMATION CONCERNING YOUR
ACCOUNT. OR, ACCESS THE FUND ON THE WEB AT
HTTP://WWW.MUTUALFUNDS.NET





11 HANOVER SQUARE
NEW YORK, NY 10005


Printed on recycled paper.
[Right Side of Back Cover Page]


SPECIAL
EQUITIES
FUND
---------------------------------------------------------


INVESTING AGGRESSIVELY
FOR MAXIMUM CAPITAL
APPRECIATION



ELECTRONIC FUNDS TRANSFERS
AUTOMATIC INVESTMENT PROGRAM
RETIREMENT PLANS:
  TRADITIONAL DEDUCTIBLE IRA, ROTH IRA, SEP-IRA,
  SIMPLE IRA, EDUCATION IRA AND 403(B)




---------------------------------------------------------


PROSPECTUS
MAY 1, 1998


---------------------------------------------------------

MINIMUM INITIAL INVESTMENT:
  REGULAR ACCOUNTS,  $1,000
  TRADITIONAL DEDUCTIBLE IRA, ROTH IRA, SEP-IRA,
  SIMPLE IRA, AND 403(B), $1,000
  EDUCATION IRA, $500
  AUTOMATIC INVESTMENT PROGRAMS, $100
  MINIMUM SUBSEQUENT INVESTMENTS, $100


 BULL
&
 BEAR------------------
 PERFORMANCE DRIVEN(R)